UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2013
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F & M Bank Corp.
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-13273 (Commission File Number)	54-1280811 (IRS Employer Identification No.)

P.O. Box 1111 Timberville, Virginia (Address of principal executive offices)	22853 (Zip Code)

Registrant’s telephone number, including area code: (540) 896-8941

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held a special meeting of shareholders on September 26, 2013 (the “Special Meeting”). At the Special Meeting, the shareholders of the Company approved the proposed amendment and restatement of the Company’s Articles of Incorporation to authorize the issuance of up to 2,000,000 shares of preferred stock. The voting results are as follows:

For	Against	Abstain
1,826,442	251,255	66,790

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

F&M Bank Corp.
(Registrant)

Dated: October 2, 2013	By:	/s/ Neil W. Hayslett
Neil W. Hayslett
Executive Vice President and Chief Administrative Officer